Exhibit 21.1

1.	Brannan Island, LLC
2.	Broadway & Commerce, LLC
3.	Cascade RE, LLC
4.	Ebusiness Funding, LLC
5.	GMFS LLC
6.	Knight Capital, LLC
7.	Knight Capital Funding I, LLC
8.	Knight Capital Funding II, LLC
9.	Knight Capital Funding III, LLC
10.	Knight Capital Funding SPV LLC
11.	Knight Capital Funding SPV III, LLC
12.	Ocrio LLC
13.	RC Knight Holdings, LLC
14.	RC-Triad Grantor Trust 2021-1
15.	RC-UDF Grantor Trust 2020-1
16.	RCL Sub I, LLC
17.	Ready Capital Kilfane I, LLC
18.	Ready Capital Kilfane II, LLC
19.	Ready Capital Mortgage Depositor, LLC
20.	Ready Capital Mortgage Depositor II, LLC
21.	Ready Capital Mortgage Depositor III, LLC
22.	Ready Capital Mortgage Depositor IV, LLC
23.	Ready Capital Mortgage Depositor V, LLC
24.	Ready Capital Mortgage Depositor VI, LLC
25.	Ready Capital Mortgage Financing 2018-FL2, LLC
26.	Ready Capital Mortgage Financing 2019-FL3, LLC
27.	Ready Capital Mortgage Financing 2020-FL4, LLC
28.	Ready Capital Mortgage Financing 2021-FL5, LLC
29.	Ready Capital Mortgage Financing 2021-FL6, LLC
30.	Ready Capital Mortgage Financing 2021-FL7, LLC
31.	Ready Capital Mortgage Financing 2022-FL8, LLC
32.	Ready Capital Partners I, LLC
33.	Ready Capital Subsidiary REIT I, LLC
34.	Ready Capital TRS I, LLC
35.	ReadyCap Commercial, LLC
36.	ReadyCap Commercial Asset Depositor, LLC
37.	ReadyCap Commercial Asset Depositor II, LLC
38.	ReadyCap Commercial Mortgage Depositor, LLC
39.	ReadyCap Holdings, LLC
40.	ReadyCap Lending, LLC
41.	ReadyCap Lending SBL Depositor, LLC
42.	ReadyCap Lending Small Business Loan Trust 2019-2
43.	ReadyCap Merger Sub, LLC
44.	ReadyCap Mortgage Trust 2014-01
45.	ReadyCap Mortgage Trust 2015-02
46.	ReadyCap Mortgage Trust 2016-03

47.	ReadyCap Mortgage Trust 2018-04
48.	ReadyCap Mortgage Trust 2019-05
49.	ReadyCap Mortgage Trust 2019-06
50.	ReadyCap Warehouse Financing LLC
51.	ReadyCap Warehouse Financing II LLC
52.	ReadyCap Warehouse Financing III LLC
53.	ReadyCap Warehouse Financing IV LLC
54.	RL CIT 2014-01, LLC
55.	SAMC Honeybee Holdings, LLC
56.	SAMC Honeybee TRS, LLC
57.	SAMC REO 2013-01, LLC
58.	SAMC REO 2018-01, LLC
59.	Silverthread Falls Holding, LLC
60.	Skye Hawk RE, LLC
61.	Skyeburst IC, LLC
62.	Sutherland 2016-1 JPM Grantor Trust
63.	Sutherland 2018-SBC7 REO I, LLC
64.	Sutherland Asset I, LLC
65.	Sutherland Asset II, LLC
66.	Sutherland Asset III, LLC
67.	Sutherland Asset Management, LLC
68.	Sutherland Commercial Mortgage Depositor, LLC
69.	Sutherland Commercial Mortgage Depositor II, LLC
70.	Sutherland Commercial Mortgage Depositor III, LLC
71.	Sutherland Commercial Mortgage Trust 2017-SBC6
72.	Sutherland Commercial Mortgage Trust 2018-SBC7
73.	Sutherland Commercial Mortgage Trust 2019-SBC8
74.	Sutherland Commercial Mortgage Trust 2020-SBC9
75.	Sutherland Commercial Mortgage Trust 2021-SBC10
76.	Sutherland Grantor Trust 2015-1
77.	Sutherland Grantor Trust, Series I
78.	Sutherland Grantor Trust, Series II
79.	Sutherland Grantor Trust, Series III
80.	Sutherland Grantor Trust, Series IV
81.	Sutherland Grantor Trust, Series V
82.	Sutherland Grantor Trust, Series VI
83.	Sutherland Grantor Trust, Series VII
84.	Sutherland Partners, LP
85.	Sutherland Warehouse Trust
86.	Sutherland Warehouse Trust II
87.	Tahoe Stateline Venture LLC
88.	Tiger Merchant Funding, LLC
89.	Valcap I, LLC
90.	Waterfall Commercial Depositor LLC
91.	Waterfall Commercial Depositor II, LLC
92.	Waterfall Victoria Mortgage Trust 2011-SBC2

93.	ZALANTA RESORT at the VILLAGE, LLC
94.	ZALANTA RESORT AT THE VILLAGE – PHASE II, LLC
95.	SAMC DFW 2021, LLC
96.	Anworth Properties LLC
97.	Anworth Mortgage Loans LLC
98.	RC Merger Subsidiary, LLC
99.	ReadyCap RedStone, LLC
100.	Red Stone Companies LLC
101.	Red Stone Partners Companies LLC
102.	Red Stone Companies II LLC
103.	Red Stone Companies III LLC
104.	Red Stone A7 LLC
105.	Red Stone A7 II LLC
106.	Red Stone A7 III LLC
107.	Red Stone Servicer, LLC
108.	RS Development Partners LLC
109.	Red Stone Financial Services LLC
110.	Sutherland Asset I-CS, LLC
111.	Sutherland Asset IV-GS, LLC
112.	RC Mosaic Sub, LLC
113.	AETNA SPRINGS RESORTS, LLC
114.	ALBATROSS 58, LLC
115.	HTB West 75th LLC
116.	MOSAIC 1800 ASHLEY, LLC
117.	MOSAIC AETNA SPRINGS PE, LLC
118.	MOSAIC AETNA SPRINGS RESORTS JV, LLC
119.	Mosaic Davis Hotel, LLC
120.	MOSAIC DUO, LLC
121.	Mosaic ECI Tranche III LLC
122.	Mosaic Gardenhouse, LLC
123.	MOSAIC HAWK RIDGE INVESTOR, LLC
124.	MOSAIC LA OFFICE LLC
125.	Mosaic LV MF, LLC
126.	Mosaic Marbach Apartments, LLC
127.	MOSAIC MERCED, LLC
128.	Mosaic Metro Air Park LLC
129.	Mosaic NB Investor, LLC
130.	Mosaic North Bergen, LLC
131.	Mosaic Park City Resort, LLC
132.	Mosaic Portland Hotel, LLC
133.	Mosaic Portland Superblock, LLC
134.	Mosaic Real Estate Credit TE, LLC
135.	Mosaic Real Estate Credit, LLC
136.	Mosaic Retreat, LLC
137.	Mosaic RREAF Southeast, LLC
138.	Mosaic Sacramento Hotel, LLC

139.	Mosaic Silo Ridge, LLC
140.	Mosaic Silverrock, LLC
141.	Mosaic Southlake, LLC
142.	MOSAIC SOVEREIGN TOWN CENTER, LLC
143.	Mosaic Spring Street Hotel, LLC
144.	Mosaic Timbers Kauai Co-Invest, LLC
145.	Mosaic Timbers Kauai, LLC
146.	Mosaic Vintage Oaks, LLC
147.	MOSAIC VL INVESTOR, LLC
148.	MOSAIC WC INVESTOR, LLC
149.	MREC BPPE HOLDINGS, LLC
150.	MREC CINCO-MM, LLC
151.	MREC Domestic REIT Holdings, LLC
152.	MREC GALA SUBCO, LLC
153.	MREC Good Asset, LLC
154.	MREC HYPO GALA, LLC
155.	MREC International Holdings, LLC
156.	MREC International Incentive Split, LP
157.	MREC MC HOLDINGS, LLC
158.	MREC NB Holdings, LLC
159.	MREC NU Asset Pool, LLC
160.	MREC PH Holdings, LLC
161.	MREC REIT HOLDINGS, LLC
162.	MREC Shared Holdings General Partnership
163.	MREC Sunbelt Portfolio Sub-Pool 1, LLC.
164.	MREC TE REIT Pref Holdings, LLC
165.	MREC U Asset Pool, LLC
166.	MREC U2 Asset Pool, LLC
167.	MREC UN Holdings, LLC
168.	RC M1 Holdings, LLC
169.	Madison One Capital, LLC
170.	Madison One Lender Services LLC
171.	M1 CUSO, LLC
172.	RC Merger Sub IV, LLC
173.	Funding Circle USA, Inc.
174.	Funding Circle Notes Program, LLC
175.	Funding Circle Investor Funds, LLC
176.	FC Marketplace, LLC
177.	FC Depositor US LLC
178.	FC Capital US III LLC
179.	FC SBA Lending LLC
180.	Ready Term Holdings, LLC
181.	Ready Term Intermediate Holdings, LLC
182.	RCH Term Holdings, LLC
183.	RCH Term Intermediate Holdings, LLC